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EXHIBIT 10.145

REGISTRATION RIGHTS AGREEMENT

    REGISTRATION RIGHTS AGREEMENT, dated as of July 18, 2001 (as amended, modified or supplemented from time to time, this "Agreement"), among MICRON TECHNOLOGY, INC., a Delaware corporation (together with its successors, the "Company"), and LEHMAN BROTHERS INC. on behalf of itself as initial purchaser (the "Initial Purchaser") of the Warrants to purchase common shares, par value $0.10, of the Company, to be issued pursuant to the provisions of a Warrant Agreement dated as of July 18, 2001, between the Company and Wells Fargo Bank Minnesota, N.A., as Warrant Agent (the "Warrant Agent") and all other Holders (as defined below).

    1.  Certain Definitions.

    For purposes of this Agreement, the following terms shall have the following respective meanings:

    (a) "Business Day" means a day of the week other than a Saturday, a Sunday or a day which shall be in New York, New York, or Boise, Idaho, or in the city in which the principal office of the Warrant Agent is located a legal holiday or a day on which banking institutions are authorized or required by law.

    (b) "Closing Date" means the date on which the Warrants are initially issued.

    (c) "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

    (d) "Damages Event" has the meaning assigned thereto in Section 2(c).

    (e) "Deferral Notice" has the meaning assigned thereto in Section 3(f).

    (f)  "Deferral Period" has the meaning assigned thereto in Section 3(f).

    (g) "Effective Time" means the time and date as of which the Commission declares the Shelf Registration effective or as of which the Shelf Registration otherwise becomes effective.

    (h) "Effectiveness Period" has the meaning assigned thereto in Section 2(a).

    (i)  "Exchange Act" means the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

    (j)  "Holder" means the Initial Purchaser, for so long as it owns any Registrable Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of such Registrable Securities.

    (k) "Issue Price" means $17.20.

    (l)  "Liquidated Damages" has the meaning assigned thereto in Section 2(c).

    (m) "Material Event" has the meaning assigned thereto in Section 3(a)(vi).

    (n) "NASD" means the National Association of Securities Dealers.

    (o) "Notice and Questionnaire" means a written notice delivered to the Company containing substantially the information called for by the Selling Security Holder Notice and Questionnaire of the Company, attached as Annex A to the Offering Memorandum, dated July 12, 2001, relating to the offer and sale of the Warrants.

    (p) "Notice Holder" means, on any date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date.

    (q) "Person" means a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

    (r) "Prospectus" means the prospectus included in any Shelf Registration, as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or deemed explicitly to be incorporated by reference in such Prospectus.

    (s) "Purchase Agreement" means the Purchase Agreement dated July 12, 2001, between the Company and the Initial Purchaser.

    (t)  "Registrable Securities" means the Shares; provided, however, that such Shares shall cease to be Registrable Securities (i) when in the circumstances contemplated by Section 2(a), a registration statement registering such Shares under the Securities Act has been declared or becomes effective and such Shares have been sold or otherwise transferred by a Holder thereof pursuant to such effective registration statement; (ii) when such Shares are sold pursuant to Rule 144 under circumstances in which any legend borne by such Shares relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed or such Shares are eligible to be sold pursuant to paragraph (k) of Rule 144; or (iii) when such Shares shall cease to be outstanding.

    (u) "Registration Expenses" has the meaning assigned thereto in Section 5.

    (v) "Resale Period" means any period during the Effectiveness Period (i) beginning, (x) for the purposes of Section 2(c)(iii) hereof, on the earlier of (1) the Resale Period Commencement Date and (2) the second Trading Day after the day the Company is first obliged to file with the Commission an annual report on Form 10-K or a quarterly report on Form 10-Q for the immediately preceding fiscal year or fiscal quarter, as the case may be, and (y) for all other purposes, on the Resale Period Commencement Date, and (ii) ending on the earlier of (x) the day which follows the Resale Period Commencement Date by a number of days which is the sum of (A) 30 and (B) the number of days during the Resale Period during which either the Shelf Registration or the Prospectus or both are not available for resales by Notice Holders and (y) the first day, after the next Resale Period Commencement Date, on which the Shelf Registration and the Prospectus are available for resales by Notice Holders.

    (w) "Resale Period Commencement Date" means the second Trading Day after the day the Company first files with the Commission an annual report on Form 10-K or a quarterly report on Form 10-Q for the immediately preceding fiscal year or fiscal quarter, as the case may be.

    (x) "Rule 144," "Rule 405" and "Rule 415" means, in each case, such rule promulgated under the Securities Act, or any successor thereto, as amended from time to time.

    (y) "Securities" means, collectively, the Warrants and the Shares.

    (z) "Securities Act" means the Securities Act of 1933, or any successor thereto as amended from time to time.

    (aa) "Shares" means the shares of common stock of the Company, par value $0.10 per share, for which the Warrants are exercisable or that have been issued upon any exercise of the Warrants.

    (bb) "Shelf Registration" has the meaning assigned thereto in Section 2(a).

    (cc) "Trading Day" means a day on which the New York Stock Exchange (or such other principal securities exchange or automated quotation system upon which the Registrable Securities may then be listed for public trading) shall be open for business.

    (dd) "Warrant Agreement" means the Warrant Agreement dated as of July 18, 2001, between the Company and Wells Fargo Bank Minnesota, N.A., as Warrant Agent.

    (ee) "Warrants" means the Warrants to purchase common shares, par value $0.10, of the Company to be issued under the Warrant Agreement and sold by the Company to the Initial Purchaser.

    Unless the context otherwise requires, any reference herein to a "section" or "clause" refers to a section or clause, as the case may be, of this Agreement, and the words "herein," "hereof" and

"hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section or other subdivision. Unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time.

    2.  Registration Under the Securities Act.

    (a) The Company agrees to file under the Securities Act within 90 days after the Closing Date a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (the "Shelf Registration"). The Company agrees to use its reasonable efforts to cause the Shelf Registration to be, to become or to be declared, effective by the Commission within 180 days after the Closing Date and to keep such Shelf Registration continuously effective for a period (the "Effectiveness Period") ending on the earlier of (i) the second anniversary of the Closing Date or (ii) such time as there are no longer any Registrable Securities outstanding. The Company further agrees to promptly supplement or to make amendments to the Shelf Registration, as and when required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company agrees to furnish to the Holders of the Registrable Securities copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

    (b) Each Holder of Registrable Securities agrees that if such Holder wishes to sell or transfer Registrable Securities pursuant to a Shelf Registration and related Prospectus, it will do so only in accordance with this Section 2(b) and Section 3(f). Each Holder of Securities wishing to sell or transfer Registrable Securities pursuant to a Shelf Registration and a related Prospectus agrees to deliver a Notice and Questionnaire to the Company at least five (5) Business Days prior to any intended sale or transfer of Registrable Securities under the Shelf Registration. From and after the date the Shelf Registration is declared effective, during any Resale Period (exclusive of any days which are within a Deferral Period), the Company shall, as promptly as is practicable after the date a Notice and Questionnaire is delivered, and in any event within five (5) Business Days after such date, (i) if required by applicable law, file with the Commission a post-effective amendment to the Shelf Registration or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling security Holder in the Shelf Registration and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration, use its reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable; (ii) provide such Holder copies of any documents filed pursuant to clause (i) of this sentence; and (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to clause (i) of this sentence; provided that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 3(f). Notwithstanding anything contained herein to the contrary, (i) the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Registration Statement or related Prospectus; and the Company shall not be obligated to file more than one (1) post-effective amendment or supplement for the purpose of naming Holders as selling securityholders who were not named in the initial Shelf Registration at the time of effectiveness in any five (5) day period following the effectiveness of the initial Shelf Registration. Any Holder which subsequently provides a Notice and Questionnaire required by this Section 2(b) pursuant to the provisions of this Section 2(b) (whether or not such Holder has supplied the Notice and Questionnaire at the time the initial Shelf Registration was declared effective) shall be named as a selling securityholder in the Shelf Registration and related Prospectus in accordance with the requirements of this Section 2(b).

    (c) If any of the following events (each, a "Damages Event") shall occur, then liquidated damages (the "Liquidated Damages") shall become payable in respect of the Registrable Securities as follows:

       (i) if the Shelf Registration has not been filed with the Commission within 90 days following the Closing Date, then commencing on the 91st day after the Closing Date, Liquidated Damages shall accrue at a rate of 0.25% per annum of the Issue Price for the first 90 days following such 91st day, 0.50% per annum of the Issue Price for the next 90 days and 0.75% per annum of the Issue Price thereafter; or

      (ii) if the Shelf Registration has been filed with the Commission and has not been declared effective by the Commission within 180 days following the Closing Date, then commencing on the 181st day after the Closing Date, Liquidated Damages shall accrue at a rate of 0.25% per annum of the Issue Price for the first 90 days following such 181st day, 0.50% per annum of the Issue Price for the for the next 90 days and 0.75% per annum of the Issue Price thereafter, provided, however, that no Liquidated Damages shall be payable pursuant to this clause 2(c)(ii) during any period during which Liquidated Damages are payable pursuant to clause 2(c)(i); or

      (iii) if the aggregate duration of Deferral Periods in any Resale Period exceeds thirty (30) days, then commencing on the 31st day of such aggregated Deferral Periods, Liquidated Damages shall accrue at a rate of 0.25% per annum of the Issue Price for the first 90 days following such 30th day, 0.50% per annum of the Issue Price for the next 90 days and 0.75% per annum of the Issue Price thereafter, provided, however, that no Liquidated Damages shall be payable pursuant to this clause 2(c)(iii) during any period during which Liquidated Damages are payable pursuant to clause 2(c)(i) or 2(c)(ii); provided further, that Liquidated Damages under this clause 2(c)(iii) shall be paid only to Notice Holders;

provided, further, that upon (1) the filing of the Shelf Registration (in the case of clause (i) above), (2) the effectiveness of the Shelf Registration (in the case of clause (ii) above), (3) the earlier of (i) the time sales have been permitted under the Shelf Registration for an aggregate of thirty (30) days in any Resale Period and (ii) the time sales are permitted under the Shelf Registration in connection with a subsequent Resale Period (in the case of clause (iii) above) or (4) the termination of transfer restrictions on the Registrable Securities as a result of the application of Rule 144(k), Liquidated Damages on the Registrable Securities as a result of such clause shall cease to accrue.

    (d) Any reference herein to a registration statement shall be deemed to include any document incorporated therein by reference as of the applicable Effective Time and any reference herein to any post-effective amendment to a registration statement shall be deemed to include any document incorporated therein by reference as of a time after such Effective Time.

    (e) Notwithstanding any other provision of this Agreement, no Holder of Securities which Holder is, in the case of Liquidated Damages payable pursuant to Section 2(c)(iii) hereof, not a Notice Holder and does not comply with the provisions of Section 3(c), if applicable, shall be entitled to receive Liquidated Damages unless and until such Holder complies with the provisions of such section, if applicable.

    (f)  Notwithstanding any other provision of this Agreement, no Liquidated Damages shall accrue as to any Registrable Security from and after the earlier of the date such security is no longer a Registrable Security and the expiration of the Effectiveness Period. All of the Company's obligations set forth in this Section 2 that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all obligations with respect to such security have been satisfied in full.

    (g) The Company shall pay any Liquidated Damages on January 18 and July 18 of each year (each, a "Liquidated Damages Payment Date") with respect to the Liquidated Damages, if any, accruing during the six-month period ending on such Liquidated Damages Payment Date. The Company shall pay any such Liquidated Damages to the Person who is the Holder of the Securities at the close of business on December 18 or June 18, as the case may be, next preceding the Liquidated Damages Payment Date. The Company shall pay such Liquidated Damages in money of the United States of America that at the time of payment is legal tender for the payment of public and private debts. The Company shall pay any such Liquidated Damages to the Warrant Agent on behalf of the Holders entitled thereto, and the Warrant Agent shall pay such Liquidated Damages to the Holders entitled thereto.

    (h) The parties hereto agree that the Notice Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if a Damages Event were to occur. The parties hereto further agree that the Liquidated Damages provided for in this Section 2 constitute a reasonable estimate of the damages that may be incurred by Notice Holders of Registrable Securities by reason of the failure of the Shelf Registration Statement to be filed or declared effective or available for effecting resales of Registrable Securities in accordance with the provisions hereof. Therefore, the parties hereto agree that the sole damages payable for a violation of the terms of this Agreement with respect to which Liquidated Damages are expressly provided for (including any non-compliance with a covenant that results, directly or indirectly, in a Damages Event) shall be such Liquidated Damages.

    3.  Registration Procedures.

    The following provisions shall apply to registration statements filed pursuant to Section 2:

    (a) In connection with the Company's obligations with respect to the Shelf Registration, the Company shall:

       (i) prepare and file with the Commission a registration statement with respect to the Shelf Registration on any form which may be utilized by the Company and which shall permit the disposition of the Registrable Securities in accordance with the intended method or methods thereof, as specified in writing by the Holders of the Registrable Securities, and use its reasonable efforts to cause such registration statement to become effective in accordance with Section 2(a) above;

      (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the Prospectus included therein as may be necessary to effect and to maintain the effectiveness of such registration statement for the period specified in Section 2(a) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such registration statement, and furnish to the Holders of the Registrable Securities copies of any such supplement or amendment simultaneously with or promptly following its being filed with the Commission;

      (iii) comply, as to all matters within the Company's control, with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the Holders thereof provided for in such registration statement;

      (iv) during any Resale Period (exclusive of any Deferral Period), provide to any of (A) the Holders of the Registrable Securities to be included in such registration statement and (B) not more than one counsel for all the Holders of such Registrable Securities that so request of the Company in writing, the opportunity to review and comment upon such registration statement, each Prospectus included therein or filed with the Commission and each amendment or supplement thereto, provided that the foregoing shall not apply to any reports or other filings by the Company with the Commission pursuant to its obligations under the Securities Act or the

  Exchange Act even though such reports or filings may be incorporated by reference in the Registration Statement;

      (v) during any Resale Period (exclusive of any Deferral Period), promptly notify the Holders of Registrable Securities named in the Shelf Registration or a supplement thereto, and confirm such notice in writing, (A) when such registration statement or the Prospectus included therein or any Prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or written threat of any proceedings for that purpose, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or written threat of any proceeding for such purpose, (D) during any Resale Period (exclusive of any Deferral Period) of the occurrence of (but not the nature of or details concerning) any event or the existence of any fact (a "Material Event") as a result of which any Shelf Registration shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this clause (D) in the event that the Company either promptly files a Prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Shelf Registration, which, in either case, contains the requisite information with respect to such Material Event that results in such Shelf Registration's no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements contained therein not misleading), (E) of the determination by the Company that a post-effective amendment to a Shelf Registration will be filed with the Commission, which notice may, at the discretion of the Company (or as required pursuant to Section 3(f)), state that it constitutes a Deferral Notice, in which event the provisions of Section 3(f) shall apply or (F) at any time when a Prospectus is required to be delivered under the Securities Act, that such registration statement, Prospectus, Prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder;

      (vi) use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

     (vii) subject to the limits set forth in Section 2(b) hereof, during any Resale Period (exclusive of any Deferral Period), if requested by any Holder of Registrable Securities which is also a Notice Holder, promptly incorporate into a Prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission relating to the terms of the sale of such Registrable Securities, including information with respect to the number of Registrable Securities being sold by such Holder, the name and description of such Holder, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof and with respect to any other terms of the offering of the Registrable Securities to be sold by such Holder; and make all required filings of such Prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

     (viii) during any Resale Period (exclusive of any Deferral Period), if requested in writing, furnish to each Holder of Registrable Securities an executed copy (or, in the case of a Holder of Registrable Securities, a conformed copy) of such registration statement, each such amendment or supplement thereto (in each case including all exhibits thereto) and such number of copies of such registration statement (excluding exhibits thereto) and of the Prospectus included in such registration statement (including each preliminary Prospectus and any summary Prospectus); and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus (including any such preliminary or summary Prospectus) and any amendment or supplement thereto by each such Holder in the form most recently provided to such person by the Company in connection with the offering and sale of the Registrable Securities covered by the Prospectus (including any such preliminary or summary Prospectus) or any supplement or amendment thereto; and

      (ix) during any Resale Period (exclusive of any Deferral Period), use its reasonable efforts to (A) register or qualify, to the extent required by law, the Registrable Securities to be included in such registration statement under such securities laws or blue sky laws of such United States jurisdictions as any Holder of such Registrable Securities shall reasonably request, and (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(a) and for so long as may be necessary to enable any such Holder to complete its distribution of Securities pursuant to such registration statement but in any event not later than the date through which the Company is required to keep the Shelf Registration effective pursuant to Section 2(a); provided, however, that the Company shall not be required for any such purpose to (1) qualify to do business as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(a)(x), (2) consent to general service of process or otherwise subject itself to service of process in any such jurisdiction or otherwise subject itself to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders.

    In case any of the foregoing obligations depends on information provided or to be provided by a party other than the Company, such obligation shall be subject to the provision of such information by such party; provided that the Company shall use its reasonable efforts to obtain the necessary information from any party responsible for providing such information.

    (b) In the event that the Company would be required, pursuant to Section 3(a)(vi)(D), to notify the selling Holders of Registrable Securities named in the Shelf Registration or a supplement thereto of the existence of the circumstances described therein, the Company shall, unless a Deferral Period is in effect, prepare and furnish to each such Holder a reasonable number of copies of a Prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such Prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder. Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company, pursuant to Section 3(a)(vi)(D), such Holder shall forthwith discontinue (and cause any placement or sales agent or underwriters acting on their behalf to discontinue) the disposition of Registrable Securities pursuant to the registration statement applicable to such Registrable Securities until such Holder (i) shall have received copies of such amended or supplemented Prospectus and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Registrable Securities at the time of receipt of such notice or (ii) shall have received notice from the Company that the disposition of Registrable Securities pursuant to the Shelf Registration may continue.

    (c) The Company may require each Holder of Registrable Securities as to which any registration pursuant to Section 2(a) is being effected to furnish to the Company such information regarding such Holder and such Holder's intended method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. Each such Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event in either case as a result of which any Prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or such Holder's intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Holder or such Holder's intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such Prospectus shall not contain, with respect to such Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    (d) Until the expiration of two years after the Closing Date, the Company shall not, and shall not enter into any transaction that is designed to or which could reasonably be expected to cause its "affiliates" (as defined in Rule 144) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

    (e) Upon the occurrence of a Material Event, during any Resale Period the Company shall as promptly as practicable prepare and file a post-effective amendment to the Shelf Registration or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Shelf Registration and Prospectus so that such Shelf Registration does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Shelf Registration, use its reasonable efforts to cause it to be declared effective as promptly as is reasonably practicable; provided that the Company shall not be required to comply with the foregoing obligations during any Deferral Period or any period during which Liquidated Damages are accruing; and provided further that the Company shall be required to comply with the foregoing obligations as promptly as practicable after the end of any Deferral Period during which it has not complied with such obligations unless Liquidated Damages are accruing.

    (f)  Upon the occurrence or existence of any pending corporate development or any other event or circumstance that, in the reasonable judgment of the Company, makes it appropriate to suspend the availability of the Shelf Registration and the related Prospectus, the Company shall give two Trading Days' notice (without notice of the nature or details of such events) to the Notice Holders that the availability of the Shelf Registration and the Prospectus is suspended (a "Deferral Notice") and, upon receipt of any Deferral Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration until such Notice Holder is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Each Holder agrees to keep the receipt of a Deferral Notice and the contents thereof confidential unless such Holder is required to disclose such receipt or such contents pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter. The period during which the availability of the Shelf Registration or the Prospectus for effecting resales of Registrable Securities is suspended is herein referred to as a "Deferral Period."

    4.  Holder's Obligations.

    (a) Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Shelf Registration or to receive or use a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2(b) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence.

    (b) Each Notice Holder agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as may be required to be disclosed in the Shelf Registration or the Prospectus under applicable law or pursuant to Commission comments.

    (c) Each Holder agrees to sell Securities pursuant to the Shelf Registration in accordance with this Agreement, including, without limitation, that each Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration outside any Resale Period or during any Deferral Period.

    (d) Each Holder agrees not to sell any Registrable Securities without delivering, or causing to be delivered, a Prospectus to the purchaser thereof.

    (e) Each Holder agrees to notify the Company, following termination of any Resale Period and within 5 Business Days of the Company's request for such information, of the amount of Registrable Securities sold pursuant to the Shelf Registration, and, in the absence of a response, the Company may assume that all of the Holder's Registrable Securities were so sold.

    5.  Registration Expenses.

    The Company agrees to bear and to pay or to cause to be paid promptly, upon request being made therefor, all expenses incident to the Company's performance of or compliance with this Agreement, including (a) all Commission and registration and filing fees and expenses of the New York Stock Exchange, (b) all fees and expenses in connection with the qualification of the Registrable Securities for offering and sale under the State securities and blue sky laws referred to in Section 3(a)(x) hereof, (c) all expenses relating to the preparation, and reproduction of each registration statement required to be filed hereunder, each Prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Registrable Securities and all other documents relating hereto, (d) reasonable fees and expenses of the Warrant Agent under the Warrant Agreement, and of any escrow agent or custodian, and of the registrar and transfer agent for the Registrable Securities, (e) internal expenses (including all salaries and expenses of the Company's officers and employees performing legal or accounting duties), and (f) reasonable fees, disbursements and expenses of one counsel for the Holders of Registrable Securities retained in connection with the Shelf Registration, as selected by the Company (unless reasonably objected to by Holders of at least a majority in aggregate of the Registrable Securities being registered), and fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any Holder of Registrable Securities, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a documented request therefor. Notwithstanding the foregoing, the Holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such Holders (severally or jointly), other than the counsel and experts specifically referred to above.

    6.  Representations and Warranties.

    The Company represents and warrants to, and agrees with, the Initial Purchaser and each of the Holders from time to time of Registrable Securities that:

    (a) Each registration statement covering Registrable Securities and each Prospectus (including any preliminary or summary Prospectus) contained therein or furnished pursuant to Section 3(b) hereof and any further amendments or supplements to any such registration statement or Prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a Prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to Holders of Registrable Securities pursuant to Section 3(a)(vi)(D) hereof until (ii) such time as the Company furnishes an amended or supplemented Prospectus pursuant to Section 3(b) hereof or such time as the Company provides notice that offers and sales pursuant to the Shelf Registration may continue, each such registration statement, and each Prospectus (including any summary Prospectus) contained therein or furnished pursuant to Section 3(a) hereof, as then amended or supplemented, will conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of a Holder of Registrable Securities expressly for use therein.

    (b) Any documents incorporated by reference in any Prospectus referred to in Section 6(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Holder of Registrable Securities expressly for use therein.

    (c) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, except to the extent that any such contravention would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, any indenture or instrument relating to indebtedness for money borrowed or any material agreement to which the Company is a party or any order, rule, regulation or decree of any court or governmental agency or authority located in the United States having jurisdiction over the Company or any property of the Company; and, to the knowledge of the Company, no consent, authorization or order of, or filing or registration with, any court or governmental agency or authority is required for the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Securities Act contemplated hereby and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or blue sky laws.

    (d) This Agreement has been duly authorized, executed and delivered by the Company.

    7.  Indemnification.

    (a) Indemnification by the Company. In connection with the Shelf Registration, the Company shall, and it hereby agrees to, indemnify and to hold harmless each of the Holders of Registrable Securities included in such Shelf Registration, and each person who is named in such Shelf Registration or a supplement thereto as an underwriter in any offering or sale of such Registrable Securities and each person who controls any such person (each, a "Participant") against any losses, claims, damages or liabilities, joint or several, to which such Participant may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary Prospectus contained therein or furnished by the Company to any such Participant, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and the Company shall, and it hereby agrees to, reimburse each such Participant for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary Prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any Participant expressly for use therein; provided, further, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense (1) arising from an offer or sale of Registrable Securities occurring during a Deferral Period, if Notice Holders received a Deferral Notice, or (2) the Participant fails to deliver at or prior to the written confirmation of sale, the most recent Prospectus, as amended or supplemented, and such Prospectus, as amended or supplemented, would have corrected such untrue statement or alleged untrue statement of a material fact. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

    (b) Indemnification by Participants. Each Participant, severally and not jointly, agrees to indemnify and hold harmless the Company, each of the Company's directors, officers and employees and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act (each, a "Company Party"), against any losses, claims, damages or liabilities, joint or several, to which such Company Party may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary Prospectus contained therein or furnished by the Company to such Participant, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and each Participant shall, and it hereby agrees to, reimburse each Company Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that, each Participant agrees to provide such indemnification only with reference to written information furnished to the Company by or on behalf of such Participant specifically for use in any registration statement, or any preliminary or final or summary Prospectus contained therein or any amendment or supplement thereto. This indemnity agreement will be acknowledged by each Participant that is not an Initial Purchaser in such Participant's Notice and will be in addition to any liability which any such person may otherwise have.

    (c) Notice. Promptly after receipt by an indemnified party under Section 7(a) or (b) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under Section 7(a) or (b). In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided that, if the defendants in any such action include both the indemnified party and the indemnifying party and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicting interests between them, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under Section 7(a) or (b) for any legal or other expenses subsequently incurred by such indemnified party (other than reasonable costs of investigation) in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate national counsel, approved by the indemnifying party, representing the indemnified parties who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

    No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. No indemnified party shall, without the prior written consent of the indemnifying party, effect any settlement of any pending or threatened action for which the indemnifying party could have liability under this Agreement.

    (d) Contribution. Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 7(a) or Section 7(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Participant shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such Participant from the sale of any Registrable Securities exceeds the amount of any damages which such Participant has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Participants' obligations in this Section 7(d) to contribute shall be several in proportion to the number of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

    (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each Participant and each person, if any, who controls any Participant within the meaning of the Securities Act or the Exchange Act; and the obligations of the Participants contemplated by this Section 7 shall be in addition to any liability which the respective Participants may otherwise have and shall extend, upon the same terms and conditions, to each officer, employee and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company), and to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

    8.  Rule 144.

    The Company covenants to the Holders of Registrable Securities that the Company shall use its reasonable efforts to file in a timely manner the reports it is required to file under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities in connection with that Holder's sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

    9.  Miscellaneous.

    (a) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, when received if sent via facsimile or telex or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: if to the Company, to it at 8000 S. Federal Way, Boise, Idaho 83716-9632, Attention: Chief Financial Officer (fax: (208) 363-2900); if to an Initial Purchaser, to it at Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (fax: (212) 528-8822); and if to a Holder, to the address of such Holder set forth in the security register, a Notice and Questionnaire or other records of the Company or to such other address as the Company or any such Holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

    (b) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a party hereto for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by and to perform, all of the applicable terms and provisions of this Agreement and such transferee shall promptly furnish to the Company a Notice and Questionnaire.

    (c) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any Holder of Registrable Securities, any director, officer or partner of such Holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such Holder.

    (d) GOVERNING LAW. THIS REGISTRATION RIGHTS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

    (e) Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

    (f)  Entire Agreement; Amendments. This Agreement and the other writings referred to herein (including the Warrant Agreement) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the Holders of at least a majority of the Shares constituting Registrable Securities at the time outstanding (with Holders of Warrants deemed to be the Holders, for the purposes of this section, of the number of outstanding Shares for which such Warrants are or would be exercisable as of the date on which such consent is requested). Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(f), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such Holder.

    (g) Inspection. For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the Holders of Registrable Securities shall be made available for inspection and copying on any Business Day by any Holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the Holders of Registrable Securities under the Securities, the Warrant Agreement and this Agreement) at the offices of the Company at the address thereof set forth in Section 9(a) above, or at the office of the Warrant Agent under the Warrant Agreement.

    (h) Counterparts. This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

    Agreed to and accepted as of the date referred to above.

Very truly yours,
MICRON TECHNOLOGY, INC.
By:	Name: Title:
LEHMAN BROTHERS INC.
By:	Name: Title:

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  EXHIBIT 10.145
REGISTRATION RIGHTS AGREEMENT